UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 10, 2005

Lionbridge Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26933	04-3398462
(Commission File Number)	(IRS Employer Identification No.)

1050 Winter Street, Suite 2300, Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

781-434-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01	Entry into a Material Definitive Agreement.

On November 10, 2005, the stockholders of Lionbridge Technologies, Inc. the “Company”), approved the Lionbridge 2005 Incentive Plan (the “2005 Plan”), which had been previously adopted by the Lionbridge Board of Directors on October 7, 2005, for officers, employees, non-employee directors and other key persons of Lionbridge and its subsidiaries. The following description of certain features of the 2005 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2005 Plan that is attached hereto as Exhibit 10.1.

The 2005 Plan will be administered by the Nominating and Compensation Committee of our Board of Directors. The Nominating and Compensation Committee, in its discretion, may grant stock-based awards to officers, employees, non-employee directors and other key persons under the 2005 Plan. Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares that can be issued under the 2005 Plan is 4,000,000 shares of common stock.

Section 8 – Other Events

Item 8.01	Other Events.

Special Recognition and Incentive Awards. The Company’s Nominating and Compensation Committee granted special recognition and retention awards (the “Awards”) to Rory J. Cowan, Chief Executive Officer, and Stephen J. Lifshatz, Chief Financial Officer, each a named executive officers of the Company (collectively, the “Contributors”), consisting of a cash award and a grant of restricted stock, with restrictions on disposition lapsing on the 18 month anniversary of the date of grant, November 10, 2005. These Awards were made in recognition of the contributions of each such Contributor to the successful completion of the acquisition by the Company of Bowne Global Solutions (BGS) on September 1, 2005, and to provide an incentive to each such Contributor relative to the successful integration of BGS with Company and the achievement of the combined companies’ strategic goals. The Committee’s actions reflected its consultations with an independent compensation consultant retained by the Committee for the purpose of determining an appropriate level of recognition and incentive compensation for the Contributors.

The cash and restricted stock awards made to each Contributor are set forth below:

Named Executive Officer Name	Officer Title	Cash Award	Restricted Stock Award
Rory J. Cowan	Chief Executive Officer and President	$165,000	26,829
Stephen J. Lifshatz	Senior Vice President, Chief Financial Officer	$93,750	15,244

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
10.1	Lionbridge 2005 Incentive Stock Plan (the “2005 Plan”).

10.2	Form of Incentive Stock Option Agreement under the 2005 Plan.

10.3	Form of Non-Qualified Stock Option Agreement (For Officers and Employees) under the 2005 Plan.

10.4	Form of Non-Qualified Stock Option Agreement (For Non-Employee Directors) under the 2005 Plan.

10.5	Form of Restricted Stock Agreement under the 2005 Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.
(Registrant)

Date	November 14, 2005

/s/ MARGARET A. SHUKUR, SECRETARY
(Signature)* Vice President & General Counsel

*	Print name and title of the signing officer under his signature